Exhibit 99.2
Unaudited Pro Forma Consolidated Financial Statements
On November 3, 2008, Popular, Inc. (“the Corporation”) completed the sale of approximately $1.2 billion in the loan and servicing assets of its U.S. mortgage subsidiary Popular Financial Holdings, Inc. (“PFH”) to Goldman Sachs Mortgage Company, Goldman, Sachs & Co., and Litton Loan Servicing, LP for the gross purchase price of approximately $730 million in cash. The sale would result in a reduction of approximately $900M in loans and mortgage servicing assets that are mainly accounted at fair value, providing Popular with more than $700 million in additional liquidity and significantly reducing Popular’s U.S. subprime assets. The proceeds from the PFH asset sales will be used for repayment of the Corporation’s medium-term notes due in 2009 as well as other debt maturities.
The accompanying unaudited pro forma consolidated financial statements present financial information to give effect of the sale of PFH assets to Goldman Sachs affiliates. The unaudited pro forma consolidated statement of income present the consolidated results of continuing operations of the Corporation, assuming the sale occurred as of January 1, 2005. The unaudited pro forma consolidated statement of condition as of June 30, 2008 presents the consolidated financial position of the Corporation, assuming the sale occurred on that date. The unaudited financial information is subject to the assumptions and adjustments in the notes accompanying the unaudited pro forma consolidated financial statements.
The unaudited pro forma consolidated financial statements include specific assumptions and adjustments related to the sale of PFH assets. The adjustments are based upon presently available information and assumptions that management believes are reasonable under the circumstances as of the date of this filing. However, actual adjustments may differ materially from the information presented. The unaudited pro forma consolidated financial statements, including notes thereto, should be read in conjunction with the historical consolidated financial statements of the Corporation included in its Annual Report on Form 10-K for the year ended December 31, 2007 and the unaudited consolidated financial statements filed in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.
The unaudited pro forma consolidated financial information presented is for informational purpose only. It is not intended to represent or be indicative of the consolidated financial results of operations or financial position that would have occurred has the sale been completed as of the dates presented nor is it intended to be indicative of future results of operations or financial position. Specifically, the Corporation believes that the pro forma results of operations are of limited value in projecting future results because they do not include the net loss associated with the November 3, 2008 sale of PFH assets.

Popular, Inc.
Pro forma Consolidated Statement of Income
Adjusted for Discontinued Operations of PFH
(in thousands, except share information)
(unaudited)

	For the six months ended June 30, 2008
		Discontinued	Pro forma
	As reported on	operations	adjustments	Pro forma
	June 30, 2008	(1)	(2)	results

INTEREST INCOME:
Loans	$1,058,535	$(94,503)		$964,032
Investment securities	177,533	(674)		176,859
Other interest income	45,030	(8,821)		36,209

	1,281,098	(103,998)		1,177,100

INTEREST EXPENSE:
Deposits	362,985			362,985
Short-term borrowings	107,647	(7,056)		100,591
Long- term debt	115,392	(67,925)	$27,924	75,391

	586,024	(74,981)	27,924	538,967

Net interest income	695,074	(29,017)	(27,924)	638,133
Provision for loan losses	358,862	(8,461)		350,401

Net interest income after provision	336,212	(20,556)	(27,924)	287,732
Service charge on deposit accounts	102,886			102,886
Other service fees	215,546	(4,199)		211,347
Net gain on sale and valuation adjustments of investment securities	75,703	2,858		78,561
Gain on sale of loans and valuation adjustments on loans held-for sale	67,292	(48,117)		19,175
Other operating income	40,120	48,460		88,580

	837,759	(21,554)	(27,924)	788,281

OPERATING EXPENSES:
Personnel costs
Salaries	262,132	(20,117)		242,015
Pension, profit sharing and other benefits	74,932	(5,661)		69,271

	337,064	(25,778)		311,286
Net occupancy expense	61,354	(6,646)		54,708
Equipment expenses	62,722	(4,716)		58,006
Professional fees	68,252	(11,067)		57,185
Communications	28,448	(2,885)		25,563
Business promotion	35,467	(619)		34,848
Other operating expenses	126,941	(14,902)		112,039

	720,248	(66,613)		653,635

Income before tax	117,511	45,059	(27,924)	134,646
Income tax (benefit) expense	(10,029)	14,187	(9,773)	(5,615)

NET INCOME	$127,540	$30,872	$(18,151)	$140,261

NET INCOME APPLICABLE TO COMMON STOCK	$118,559			$131,278

BASIC EARNINGS PER COMMON SHARE (“EPS”)	$0.42			$0.47

DILUTED EPS	$0.42			$0.47

AVERAGE COMMON SHARES OUTSTANDING — BASIC	280,514,164			280,514,164

AVERAGE COMMON SHARES OUTSTANDING — ASSUMING DILUTION	280,514,164			280,514,164

See Notes to Pro Forma Consolidated Financial Statements

Popular, Inc.
Pro forma Consolidated Statement of Income
Adjusted for Discontinued Operations of PFH
(in thousands, except share information)
(unaudited)

	For the year ended December 31, 2007
		Discontinued	Pro forma	Pro forma
	As reported	operations (1)	adjustments (2)	results

INTEREST INCOME:
Loans	$2,615,314	$(568,877)		$2,046,437
Investment securities	445,769	(4,160)		441,609
Other interest income	67,088	(2,899)		64,189

	3,128,171	(575,936)		2,552,235

INTEREST EXPENSE:
Deposits	765,793			765,793
Short-term borrowings	448,172	(23,641)		424,531
Long-term debt	464,816	(408,563)	$53,684	109,937

	1,678,781	(432,204)	53,684	1,300,261

Net interest income	1,449,390	(143,732)	(53,684)	1,251,974
Provision for loan losses	562,650	(221,431)		341,219

Net interest income after provision	886,740	77,699	(53,684)	910,755
Service charge on deposit accounts	196,072			196,072
Other service fees	363,257	2,354		365,611
Other operating income	134,987	177,025		312,012

	1,581,056	257,078	(53,684)	1,784,450

OPERATING EXPENSES:
Personnel costs
Salaries	519,523	(34,345)		485,178
Pension, profit sharing and other benefits	148,666	(13,084)		135,582

	668,189	(47,429)		620,760
Net occupancy expense	123,621	(14,277)		109,344
Equipment expenses	127,472	(10,390)		117,082
Professional fees	149,854	(30,331)		119,523
Communications	66,877	(8,785)		58,092
Business promotion	115,388	(5,479)		109,909
Other operating expenses	241,400	(42,399)		199,001
Goodwill and trademark impairment losses	211,750			211,750

	1,704,551	(159,090)		1,545,461

(Loss) Income before tax	(123,495)	416,168	(53,684)	238,989
Income tax (benefit) expense	(59,002)	149,167	(18,789)	71,376

NET (LOSS) INCOME	$(64,493)	$267,001	$(34,895)	$167,613

NET (LOSS) INCOME APPLICABLE TO COMMON STOCK	$(76,406)			$155,700
	= =
BASIC (LOSS) INCOME PER COMMON SHARE (“EPS”)	$(0.27)			$0.56
	= =
DILUTED EPS	$(0.27)			$0.56
	= =
AVERAGE COMMON SHARES OUTSTANDING — BASIC	279,494,150			279,494,150

AVERAGE COMMON SHARES OUTSTANDING — ASSUMING DILUTION	279,494,150			279,494,150

See Notes to Pro Forma Consolidated Financial Statements

Popular, Inc.
Pro forma Consolidated Statement of Income
Adjusted for Discontinued Operations of PFH
(in thousands, except share information)
(unaudited)

	For the year ended December 31, 2006
		Discontinued	Pro forma	Pro forma
	As reported	operations (1)	adjustments (2)	results
INTEREST INCOME:
Loans	$2,486,453	$(598,133)		$1,888,320
Investment securities	516,237	(7,658)		508,579
Other interest income	61,751	(3,411)		58,340

	3,064,441	(609,202)		2,455,239

INTEREST EXPENSE:
Deposits	580,094			580,094
Short-term borrowings	518,960	(30,349)		488,611
Long-term debt	537,477	(405,674)	$55,435	187,238

	1,636,531	(436,023)	55,435	1,255,943

Net interest income	1,427,910	(173,179)	(55,435)	1,199,296
Provision for loan losses	287,760	(100,204)		187,556

Net interest income after provision	1,140,150	(72,975)	(55,435)	1,011,740
Service charge on deposit accounts	190,079			190,079
Other service fees	320,875	(3,016)		317,859
Other operating income	298,531	(35,961)		262,570

	1,949,635	(111,952)	(55,435)	1,782,248

OPERATING EXPENSES:
Personnel costs
Salaries	517,178	(58,201)		458,977
Pension, profit sharing and other benefits	151,493	(18,495)		132,998

	668,671	(76,696)		591,975

Net occupancy expense	116,742	(17,143)		99,599
Equipment expenses	135,877	(15,432)		120,445
Professional fees	141,534	(24,032)		117,502
Communications	68,283	(11,351)		56,932
Business promotion	129,965	(11,282)		118,683
Other operating expenses	209,762	(50,907)		158,855
Goodwill and trademark impairment losses	14,239			14,239

	1,485,073	(206,843)		1,278,230

Income before tax	464,562	94,891	(55,435)	504,018
Income tax (benefit) expense	106,886	32,808	(19,402)	120,292

NET INCOME	$357,676	$62,083	$(36,033)	$383,726

NET INCOME APPLICABLE TO COMMON STOCK	$345,763			$371,812
	= =
BASIC EARNINGS PER COMMON SHARE (“EPS”)	$1.24			$1.34

DILUTED EPS	$1.24			$1.33
	= =
AVERAGE COMMON SHARES OUTSTANDING — BASIC	278,468,552			278,468,552

AVERAGE COMMON SHARES OUTSTANDING — ASSUMING DILUTION	278,703,924			278,703,924

See Notes to Pro Forma Consolidated Financial Statements

Popular, Inc.
Pro forma Consolidated Statement of Income
Adjusted for Discontinued Operations of PFH
(in thousands, except share information)
(unaudited)

	For the year ended December 31, 2005
		Discontinued	Pro forma	Pro forma
	As reported	operations (1)	adjustments (2)	results

INTEREST INCOME:
Loans	$2,116,299	$(578,959)		$1,537,340
Investment securities	488,814	(4,960)		483,854
Other interest income	60,746	0		60,746

	2,665,859	(583,919)		2,081,940

INTEREST EXPENSE:
Deposits	430,813			430,813
Short-term borrowings	349,203	(32,013)		317,190
Long-term debt	461,636	(350,564)	$56,157	167,229

	1,241,652	(382,577)	56,157	915,232

Net interest income	1,424,207	(201,342)	(56,157)	1,166,708
Provision for loan losses	195,272	(73,287)		121,985

Net interest income after provision	1,228,935	(128,055)	(56,157)	1,044,723
Service charge on deposit accounts	181,749			181,749
Other service fees	331,501	(13,168)		318,333
Other operating income	272,025	(39,495)		232,530

	2,014,210	(180,718)	(56,157)	1,777,335

OPERATING EXPENSES:
Personnel costs
Salaries	474,636	(57,576)		417,060
Pension, profit sharing and other benefits	148,053	(18,527)		129,526

	622,689	(76,103)		546,586
Net occupancy expense	108,386	(11,457)		96,929
Equipment expenses	124,276	(12,109)		112,167
Professional fees	119,281	(21,266)		98,015
Communications	63,395	(10,490)		52,905
Business promotion	100,434	(8,261)		92,173
Other operating expenses	189,739	(24,346)		165,393

	1,328,200	(164,032)		1,164,168

Income before tax and cumulative effect of accounting change	686,010	(16,686)	(56,157)	613,167
Income tax (benefit) expense	148,915	(6,205)	(19,655)	123,055
Income before cumulative effect of accounting change	537,095	(10,481)	(36,502)	490,112
Cumulative effect of accounting change	3,607			3,607

NET INCOME	$540,702	$(10,481)	$(36,502)	$493,719

NET INCOME APPLICABLE TO COMMON STOCK	$528,789			$481,805

BASIC EARNINGS PER COMMON SHARE (“EPS”) BEFORE CUMULATIVE

EFFECT OF ACCOUNTING CHANGE	$1.97			$1.79

DILUTED EPS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	$1.96			$1.79

BASIC EPS AFTER CUMULATIVE EFFECT OF ACCOUNTING

CHANGE	$1.98			$1.80

DILUTED EPS AFTER CUMULATIVE EFFECT OF ACCOUNTING CHANGE	$1.97			$1.80

AVERAGE COMMON SHARES OUTSTANDING — BASIC	267,334,606			267,334,606

AVERAGE COMMON SHARES OUTSTANDING — ASSUMING DILUTION	267,839,018			267,839,018

See Notes to Pro Forma Consolidated Financial Statements

Popular, Inc.
Pro forma Consolidated Statement of Condition
Adjusted for Discontinued Operations of PFH
(in thousands)
(unaudited)

	As reported on	Discontinued	Pro forma	Pro forma
	June 30, 2008	operations (1)	adjustments (3)	results

Assets
Investment securities available-for-sale	$7,702,327	$(2,590)		$7,699,737
Loans, net of unearned income *	27,631,678	(924,437)		26,707,241
Less : Allowance for loan losses	652,730	(7,372)		645,358

	26,978,948	(917,065)		26,061,883

Other assets	6,304,270	(383,448)		5,920,822
Intangible assets	693,049			693,049

	$41,678,594	$(1,303,103)		$40,375,491

Liabilities and Stockholders’ Equity
Liabilities
Deposits:
Non-interest bearing	$4,482,287			$4,482,287
Interest bearing	22,633,441			22,633,441

	27,115,728			27,115,728

Federal funds purchased and securities sold under agreements to repurchase	4,738,677			4,738,677
Other short-term borrowings	1,337,210			1,337,210
Notes Payables **	3,924,372	$(173,725)	$(730,560)	3,020,087
Other liabilities	856,613		25,932	882,545

	37,972,600	(173,725)	(704,628)	37,094,247

Stockholders’ equity	3,705,994		(424,750)	3,281,244

	$41,678,594	$(173,725)	$(1,129,378)	$40,375,491

See Notes to Pro Forma Consolidated Financial Statements

*	includes loans held-for-sale and loans measured at fair value pursuant to SFAS No. 159

**	includes notes payable measured at fair value pursuant to SFAS No. 159

Notes to the Unaudited Pro Forma Financial Statements
The unaudited pro forma consolidated financial statements give effect to the sale of PFH assets. The unaudited pro forma consolidated statements of income are presented as if the sale occurred as of January 1, 2005. The anticipated nonrecurring loss on the sale is not reflected in the pro forma consolidated statement of income. The impact of the debt retained by the Corporation is included in the unaudited pro forma consolidated statements of income for the six months ended June 30, 2008 and the years ended December 31, 2007, 2006 and 2005. The unaudited pro forma consolidated statement of condition is presented as if the sale occurred on June 30, 2008, and is based on the historical consolidated statement of condition as of that date. Nonrecurring items including the loss on sale, discontinuance costs and recourse liability recorded as a result of the sale are reflected in the pro forma consolidated statement of condition.
1)	The Discontinued Operations columns in the unaudited pro forma consolidated financial statements represent the historical financial results of the PFH segment.

2)	The Pro Forma Adjustments columns in the unaudited pro forma consolidated income statements represent interest expense from the debt retained by the Corporation.

3)	The Pro Forma Adjustments column in the unaudited pro forma consolidated statement of condition includes the following adjustments; (a) the estimated after tax loss of approximately $398.8 million, which includes a valuation allowance for the deferred tax asset of $88.8 million. This estimate is based on the historical information as of June 30, 2008. Actual adjustments may differ from the information presented.; (b) the accrual of $14.1 million in discontinuance costs. Discontinuance costs include employee- related expenses of approximately $4 million, lease terminations of approximately $4 million and other cost of approximately $6.1 million (principally consisting of software, equipment and other asset impairments and contract cancellations); and (c) the recognition of $11.8 million recourse liability In addition, the Pro-forma Adjustment column reflects the repayment of the Corporation’s medium-term notes due in 2009 as well as other debt maturities with the proceeds from the sale of PFH assets.